SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report(Date of earliest event reported): May 24, 1996





                         NORTH CENTRAL BANCSHARES, INC.
                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)
                    (Address of principal executive offices)

               IOWA                   0-27672               42-1449849
   (State or other jurisdiction   (Commission file       (I.R.S. Employer
         of incorporation)             Number)            Identification No.)





        Registrant's telephone number, including area code: 515-576-7531



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changes since last report)




















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Item 5.           Other Events

         On May 24, 1996, the Board of Directors of North Central Bancshares, Inc. (the "Company") unanimously approved the declaration and payment of a regular quarterly cash dividend. The cash dividend will amount to $.0625 per share, will be payable to stockholders of record as of June 14, 1996 and will be paid on July 5, 1996.

         A press release, issued on May 28, 1996, detailing the foregoing is attached hereto as Exhibit 99, and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits

         The following Exhibit is filed as part of this report:

                  Exhibit 99:               Press Release











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of
       1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         NORTH CENTRAL BANCSHARES, INC.



                               Date: May 24, 1996




                          By: /s/ John L. Pierschbacher
                          -----------------------------
                           John L. Pierschbacher, CPA
                           Principal Financial Officer









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